Sterne Agee Financial Institution Investor Conference February 13, 2014 Exhibit 99.1

This presentation contains forward-looking statements, as defined by Federal
Securities Laws, relating to present or future trends or factors affecting the operations, markets and products of CenterState Banks, Inc. (CSFL). These statements are provided to assist in the understanding of future financial performance. Any such statements are based on current expectations and involve a number of risks and uncertainties. For a discussion of factors that may cause such forward-looking statements to differ materially from actual results, please refer to CSFL’s most recent Form 10-Q and Form 10-K filed with the Securities
Exchange Commission.
CSFL undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this presentation.
Forward Looking Statement
2

Company Overview

Jacksonville
75
95
4
Orlando
Tampa
Davenport
75
95
75

27
24
6
56
65
Nashville
Winston-Salem
3
87
Atlanta
46
6
Birmingham
127
8
1
91

CenterState
BANKS, INC.

Correspondent Banking Market
Pro forma for Gulfstream acquisition
•
Headquartered in Davenport, FL
$3.0 billion in assets
$1.9 billion in loans
$2.5 billion in deposits
•
Company formed:  June 2000
1 Subsidiary Bank
Corporate Overview

FDIC Acquisitions

- ✓ Ocala National Bank
- ✓ Olde Cypress Community Bank
- ✓ Independent National Bank of Ocala
- ✓ Community National Bank of Bartow
- ✓ Central Florida State Bank
- ✓ First Guaranty Bank & Trust Co.

Non – FDIC Acquisitions

- ✓
- ✓
- ✓
- ✓

> $1.0 bn & Public
5 Banks
> $1.0 bn & Private
13 Banks
$500 mm - $1.0 bn
24 Banks
$250 - $500 mm
34 Banks
< $250 mm
97 Banks
TALLAHASSEE
JACKSONVILLE
ORLANDO
MIAMI

CenterState BANKS, INC.

18
CSFL – Best Positioned Florida Consolidator
Source:  SNL Financial
Data as of MRQ available

Federal Trust Acquisition from
The Hartford Insurance Company
TD Bank divesture in Putnam
Gulfstream Business Bank in Stuart
First Southern Bancorp

2009
2010
2011
2012
2013
Closed Sales
24,000
22,000
20,000
18,000
16,000
14,000
12,000
10,000
8,000
J F M A M J J A S O N D J F M A M J J A S O N D J F M A M J J A S O N D J F M A M J J A S O N D J F M A M J J A S O N D
Median Sale Price
$190K
$180K
$170K
$160K
$150K
$140K
$130K
$120K
$110K
J F M A M J J A S O N D J F M A M J J A S O N D J F M A M J J A S O N D J F M A M J J A S O N D J F M A M J J A S O N D
Total Inventory
230,000
210,000
190,000
170,000
150,000
130,000
110,000
90,000
70,000
J F M A M J J A S O N D J F M A M J J A S O N D J F M A M J J A S O N D J F M A M J J A S O N D J F M A M J J A S O N D
2009
2010
2011
2012
2013

CenterState BANKS, INC.

6 Source: Florida Realtors Monthly Market Detail (December 2013) – Single Family Homes Florida Real Estate – Single Family Homes 6

4 th Quarter Financial Summary

4
th
Quarter Summary of Financial Results
4Q 2013 3Q 2013
EPS $0.06 $0.10
•
Lower loan loss provision
$183 vs. ($1,273)
•
Higher IA amortization
•
Lower bond sales
•
Loan growth
•
Resilient NIM
•
4.65% vs. 4.96%
(4.58%) vs. (4.89%)
•
Covered loan performance
•
Potential future ALLL release
•
Valuable core deposit franchise
•
Credit metrics continue to improve
Current Qtr take-aways

$114
$110
$106
$84
$82
$84
$80
$77
$69
$ in millions
$55
$56
$50
$44
$20
4Q12
1Q13
2Q13
3Q13
4Q13
Funded Loans

CenterState BANKS, INC.

Non-Covered Loan Growth
Loan Production by Quarter
•
Current Qtr annualized growth 9.3%
•
YTD annualized growth 9.4%
•
Avg yld funded loans 4.25%
•
35% Resi
•
28% CRE
•
26% C&I
•
11% all other
•
Loan pipeline:
Current:         $114M
End of 3Q13:  $124M
End of 2Q13:  $150M
End of 1Q13:  $175M
Current Quarter Loan Production

$15
$10
$5
$0
($5)
($10)
$ in millions
$3.4
($6.2)
($5.9)
$7.9
$9.9
$12.2
2008
2009
2010
2011
2012
2013

5.25%
5.00%
4.75%
4.50%
4.25%
4.00%
3.75%
4.31%
4.25%
4.64%
4.27%
4.59%
4.38%
4.96%
4.82%
4.65%
4.65%
4Q12
1Q13
2Q13
3Q13
4Q13
NIM, as reported
NIM, as adjusted*

* Excluding accelerated accretion related to ASC 310-10 loans and other adjustments

CenterState BANKS, INC.

Net Income Profitability Metrics – 6 Years 10 Net Interest Margin

85%
80%
75%
70%
65%
77% 77%
76% 74%
76% 73%
78% 74%
78% 73%
81% 75%
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
Efficiency Ratio*
Efficiency ratio, excluding Correspondent Banking**

CenterState BANKS, INC.

Efficiency Ratio
Operating Efficiencies

* Efficiency Ratio is defined as follows: [non-interest expense – intangible amortization – credit related expenses – merger related expenses – other nonrecurring expense] / [net interest income (fully tax equivalent) + non-interest income – gain on sale of AFS securities – FDIC indemnification revenue – nonrecurring income]
**Efficiency Ratio, excluding Correspondent Banking is defined as follows: [non-interest expense – Correspondent Banking non-
interest expense – intangible amortization – credit related expenses – merger related expenses – other nonrecurring expense] / [net interest income (fully tax equivalent) – Correspondent Banking net interest income + non-interest income –
Correspondent Banking non-interest income – gain on sale of AFS securities – FDIC indemnification revenue – nonrecurring income]

- ✓ Total fully phased-in expense reduction – $6 million annually
- ✓ Branch closures – $2.7 million annually
- ✓ Other restructuring and expense reductions – $3.3 million annually

CenterState BANKS, INC.

12 Efficiency and Enhanced Profitability Initiatives

Loan Portfolio

Consumer / Other 4%
Commercial & Industrial 12%
Construction, A&D, & Land 5%
Comm RE - Non Owner Occupied 20%
Comm RE - Owner Occupied 22%
Residential Real Estate 37%

CenterState BANKS, INC.

Total Loans by Type Total Loans Detail
Loan Type
No. of
Loans Balance
Avg Loan
Balance
Residential Real
Estate
3,798
$ 458 MM
$120,600
CRE-Owner
Occupied
743
$ 276 MM
$371,500
CRE-Non Owner
Occupied
531
$ 253 MM
$476,500
Construction,
A&D, & Land
438
$ 63 MM
$143,800
Commercial &
Industrial
1,344
$ 143 MM
$106,400
Consumer & All
Other
2,982
$ 51 MM
$17,100
Total
9,836
$ 1,244 MM
$126,500
Total Loan Portfolio
as of December 31, 2013
Excluding FDIC covered assets

$ in millions
$1,250
$1,225
$1,200
$1,175
$1,150
$1,125
$1,100
$1,075
$1,138
$1,136
$1,156
$1,195
$1,231
4Q12
1Q13
2Q13
3Q13
4Q13

5.25%
5.00%
4.75%
4.50%
5.02%
4.92%
4.86%
4.73%
4.67%
4Q12^
1Q13
2Q13
3Q13
4Q13

$ in millions
$110
$80
$50
$20
$55
$77
$44
$56
$84
$106
$82
$114
$69
$84
4Q12
1Q13
2Q13
3Q13
4Q13
Funded Loans
Total Loan Production

4.50%
4.40%
4.30%
4.20%
4.10%
4.00%
4.31%
4.27%
4.13%
4.35%
4.25%
4Q12
1Q13
2Q13
3Q13
4Q13

CenterState
BANKS, INC.

Non-Covered Loans
Non-Covered Loans - Average Yields, FTE Non-Covered Loans – Average Balances
New Loan Production
New Loan Production – Average Yields
^   Adjusted for accelerated accretion related to noncovered ASC 310-10 loans

$500
$400
$300
$200
$100
$-
$ in millions
$442
$394
$364
$338
$318
$310
$284
$265
$249
$240
4Q12
1Q13
2Q13
3Q13
4Q13
Carrying Balance
Unpaid Principal Balance

18.00%
15.00%
12.00%
9.00%
6.00%
3.00%
0.00%
7.71%
7.71%
11.06%
8.42%
12.03%
10.45%
14.15%
13.04%
12.91%
12.91%
4Q12
1Q13**
2Q13**
3Q13**
4Q13**
Average Yield, as reported
Average Yield, as adjusted

CenterState BANKS, INC.

Covered Loans – Average Yields* Covered Loans – Average Balances* Covered Loans 16 * Adjusted for measurement period adjustment. ** Excluding accelerated accretion related to ASC 310-10 loans

$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$-
$15.7
$6.9
$4.5
$2.2
$1.8
$1.5
$1.0
$0.3
$0.0
2014
2015
2016
2017
2018
2019
2020
2021
2022

CenterState BANKS, INC.

17

FDIC Indemnification Asset
as of December 31, 2013
$34M
FDIC
Reimbursement
Write-Off
$43M
Collect from Borrower
(or sale of OREO)
$40M Expected reimbursements from FDIC for 80% of expected losses
$34M Previously expected reimbursements for previously expected losses no longer expected
$73M Total indemnification assets
Written off over the lesser of the remaining expected life of the related loan pool(s) or the remaining term of the related loss share agreement(s).
Amortization of Indemnification Asset ($34M)

$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$ in millions
$5.3
$0.5
$6.5
$0.3
$5.8
$0.7
$6.0
$1.5
$7.7
$2.2
$7.9
$3.3
$8.9
$3.8
$7.8
$4.5
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
Interest income
Amortization expense

15.0%
12.0%
9.0%
6.0%
3.0%
0.0%
6.69%
4.65%
7.51%
5.13%
7.03%
4.48%
7.71%
4.13%
11.06%
5.73%
12.03%
5.23%
14.15%
5.99%
12.91%
4.13%
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
Yield on covered loans
Combine net yield on covered loans minus amortization expense

CenterState BANKS, INC.

Indemnification Asset (“IA”) amortization and its relationship with FDIC covered loan interest income accretion

Interest Income and Amortization Expense
Yields on Covered Loans and Indemnification Asset
8 Quarter Average =
4.93%

15.00
10.00
5.00
0.00
5.93
3.36
2.69
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
CSFL
Southeastern Peers
Florida Peers

$18
$16
$14
$12
$10
$8
$6
$4
$2
$0
$ in millions
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13

CenterState BANKS, INC.

Credit Trends

NPAs / Loans & OREO (%) NPA Inflows
Source: SNL Financial
Nonperforming assets include  loans 90 days or more past due, nonaccrual loans, and OREO/ORA; and exclude FDIC covered assets
Southeastern peers include ABCB, PNFP, RNST, SCBT, UBSH and UCBI.
Florida peers include all banks headquartered in Florida with total assets between $500 million and $5 billion.

2.30%
2.10%
1.90%
1.70%
1.50%
1.30%
2.11%
1.97%
1.86%
1.57%
1.47%
4Q12
1Q13
2Q13
3Q13
4Q13

2.25%
2.00%
1.75%
1.50%
2.11%
1.99%
1.85%
1.58%
1.58%
4Q12
1Q13
2Q13
3Q13
4Q13

CenterState BANKS, INC.

20

ALLL – Non-Covered Loans
FAS 5 Component Total ALLL – Non-Covered Loans
Loan Balance ALLL
Loans (Fas 5)
$1,219,796 $17,883 1.47%
Impaired Loans (Fas 114) 24,110 1,811 7.51%
Total Non-Covered Loans
$1,243,906 $19,694 1.58%
ALLL as a % of NPLs= 73%

Deposit Portfolio

Certificates of Deposits 19%
Demand Deposits 31%
Money Market 15%
Savings Accounts 11%
NOW Accounts 24%

Total  Deposits by Type Total Deposits Detail
23
Total Deposit Portfolio
as of December 31, 2013
Deposit Type
No. of
Deposits Balance
Avg Deposit
Balance
Demand
Deposits
38,188
$ 645 MM
$16,900
Now Accounts
50,572
$ 484 MM
$9,600
Savings
Deposits
17,564
$ 233 MM
$13,300
Money Market
3,045
$ 309 MM
$101,700
Certificates of
Deposits
11,017
$ 385 MM
$34,900
Total
120,386
$ 2,056 MM
$17,100

2008 – 2013 CAGR: 15.7%
$ in millions
2,500
2,000
1,500
1,000
500
0
645 31%
484 24%
233 11%
309 15%
385 19%
2008
2009
2010
2011
2012
2013
Time Deposits
MMDA
Savings
NOW
DDA

2008 – 2013 CAGR: 20.0%
125
100
75
50
25
0
11 44
12 55
15 79
15 97
14 107
11 109
2008
2009
2010
2011
2012
2013
Time Deposits
Core Deposits

0.35%
0.30%
0.25%
0.20%
0.31%
0.28%
0.27%
0.25%
0.24%
4Q12
1Q13
2Q13
3Q13
4Q13

❑

❑

CenterState BANKS, INC.

Value of core deposits not fully
realized in this low rate environment.
Approximately 120,386 total accounts
- $17,080 average balance per account
Core deposits defined as non-time deposits.
Total Deposits Number of Deposit Accounts (000’s)
Building Franchise Value with Core Deposits
Cost of Deposits

Acquisition of First Southern Bancorp, Inc.

Jacksonville
Orlando
Tampa
West Palm Beach
Ft. Lauderdale

CenterState BANKS, INC.

First Southern Bancorp

Overview of Pro Forma Franchise
(1) Based on financial data as of December 31, 2013 excluding purchase accounting adjustments;
previously announced branch closings are excluded
(2) Based on financial data as of November 30, 2013
Source: CSFL Management, FSOF Management
Pro Forma Highlights
(1)
Offices: 69
Assets: $4.1 billion
Deposits: $3.4 billion
Loans: $2.5 billion
CSFL Branches
CSFL & FSOF Branches
FSOF Branches
Branch overlap consolidation
•
Merging 6 branches
•
Closing 4 branches
•
Represents 12% of FSOF DDA
(2)
Significant Orlando and Jacksonville MSA
market share
South Florida extension

Florida June '13
Total Market
Deposits Share
Rank Institutions ($mm) (%)
1 EverBank Financial 13,743 3.19
2 BankUnited Inc. 8,754 2.03
3 Bond Street Holdings Inc. 3,594 0.83
Pro Forma 3,328 0.77
4 Ocean Bankshares Inc. 2,956 0.69
5 CenterState Banks 2,464 0.57
6 Capital City Bank Group Inc. 1,757 0.41
7 Seacoast Banking Corp. of FL 1,741 0.40
8 Capital Bank Finl Corp 1,680 0.39
9 1st United Bancorp Inc. 1,485 0.34
10 Stonegate Bank 1,404 0.33
21 First Southern Bancorp Inc. 864 0.20
Totals 431,204 100.00
Orlando MSA June '13
Total Market
Deposits Share
Rank Institutions ($mm) (%)
1 Old Florida Bancshares Inc. 1,071 2.83
Pro Forma 595 1.57
2 Three Shores Bancorp. Inc. 497 1.31
3 Villages Bancorp. Inc. 475 1.25
4 CNLBancshares Inc. 464 1.22
5 CenterState Banks 339 0.89
6 UniSouth Inc. 326 0.86
7 HomeBancorp Inc. 321 0.85
8 BANKshares Inc. 294 0.78
9 First Southern Bancorp Inc. 257 0.68
10 Citizens Bancorp of Oviedo Inc 202 0.53
Totals 37,888 100.00
Note: Includes banks headquartered in Florida
Deposit Data as of June 30, 2013
Source: SNL Financial LLC
4
th
largest Florida-based bank 2
nd
largest Florida-based bank
Strengthens Presence in Key Markets

Summary of Transaction Terms
Acquiror: CenterState Banks, Inc. (NASDAQ: CSFL)
Target: First Southern Bancorp, Inc. (OTCQB: FSOF)
Transaction Value
(1)
: $189.8 million
Consideration Mix
(1) (2)
: 50% Stock / 50% Cash
Consideration Per Share
(1) (2)
: $6.01
Per Share Consideration: 0.3 shares of CSFL stock and $3.00 cash
Price / Tangible Book Value (%)
(1) (2) (3)
: 96.3%
Capital Raise:
No additional capital required to complete the
transaction
Board Seats: None committed
Required Approvals:
Customary regulatory approval and approval of CSFL
and FSOF shareholders
Expected Closing: Q3 2014
Note: Financial data as of December 31, 2013
(1) Based on CSFL’s closing price of $10.03 ended January 28, 2014
(2) Based on 31.6 million FSOF fully diluted shares outstanding and full conversion of preferred shares
(3) Assumes reversal of deferred tax asset

Immediately Accretive to Tangible Book Value (1.4% Accretive)
Low Double-Digit EPS Accretion Fully Phased-In (2015: 10.3% Accretive)
High Teens Internal Rate of Return (19.4%)
Strong Pro Forma Capital Ratios
Transaction Impact
Financial Impact
Capital Ratios
Pro Forma
(1)
Pro Forma at Close
TCE / TA 8.7% 8.5%
Tier 1 Leverage 9.5% 9.2%
Total Risk-Based Ratio 16.4% 14.8%
(1) Per CSFL Management (pro forma for Gulfstream merger)

Transaction Assumptions
Cost Savings:
• 46% cost savings fully phased-in
• $16.0 million in pre-tax savings in 2015
Merger Related Expenses
(1)
: • $4.6 million after-tax
Credit mark
(2)
:
• Gross credit mark to loans of $28.9 million
(3)
• 10.2% mark on covered loans
• 2.5% mark on non-covered loans
• Gross credit mark to OREO of $8.1 million
• 25% mark to OREO
Revenue Synergies: • None assumed
Core Deposit Intangible:
• 1.25% of transaction accounts amortized at 150% declining
balance over 10 years
First Southern Preferred Equity:
• Assumes conversion of First Southern’s preferred equity into common stock prior to closing
(1) CSFL’s merger related expenses assumed to be $4.6 million; total after-tax merger related expenses assumed to be $11.9 million
(2) Based on financial data at November 30, 2013
(3) Gross credit mark on book balance

Cost Cost
2013 Savings Savings
($mm) (%) ($mm)
Salaries & Benefits $16.2 51% $8.2
Occupancy 4.1 66% 2.7
Professional & Legal 2.2 77% 1.7
Data Processing 2.1 48% 1.0
Credit 4.5 11% 0.5
Other 5.6 34% 1.9
    Total Expenses $34.7 46% $16.0
Cost Savings Assumptions

15.0%
10.0%
5.0%
0.0%
13.8%
10.6%
9.3%
8.0%
5.2%
2.8%
1.1%
1.0%
0.4%
Q4'11
Q1'12
Q2'12
Q3'12
Q4'12
Q1'13
Q2'13
Q3'13
Q4'13

CenterState BANKS, INC.

First Southern Bancorp

Comprehensive review process for First Southern’s loans and OREO portfolios
• Credit team reviewed 82% of the dollar balance of First Southern’s loan portfolio
• Completed due diligence on 28 banks since 2008 – all acquired banks are outperforming their initial marks
29% of First Southern’s portfolio is covered by loss share agreements and has already been marked
• First Commercial purchased in January 2011 with day 1 mark of 32%
• Haven Trust purchased in September 2010 with day 1 mark of 24%
• CSFL is marking covered loans 10.2% ($19.3 million) and legacy loans 2.5% ($9.7 million)
Diligence Highlights
Credit Due Diligence
Note: Financial data as of November 30, 2013
Source: CSFL Management, FSOF Management
Non-Covered Portfolio: NPAs / Loans + OREO

Jacksonville
Live Oak
Perry
301
Gainesville
Cross City
Ocala
Ocala National Forest
Daytona Beach
Port Orange
Beverly Hills
75
Sanford
Pine Hills
Orlando
Merritt Island
Spring Hill
Lakeland
Clearwater
Tampa
Palm Bay
Winter Haven
St Petersburg
95
Sebring
Fort Pierce
Sarasota
Port St Lucie
North Port
Port Charlotte
Lake Okeechobee
Belle Glade
West Palm Beach
Cape Coral
Boynton Beach
East Naples
Fort Lauderdale
Hollywood
Pembroke Pines
Hialeah

CenterState BANKS, INC.

First Southern Bancorp

First Southern Bancorp, Inc. Highlights
Note: Data as of December 31, 2013; capital ratios assume conversion of preferred shares
Source: FSOF Management and SNL Financial LLC
Founded – 1987
Significant Excess Capital
• 16.2% TCE / TA
FDIC Acquisitions
• Haven Trust Bank Florida
• September 2010
• $115 million of loans
• Loss Share Tranches: 70% - 0% - 70%
• First Commercial Bank of Florida
• January 2011
• $467 million of loans
• Loss Share Tranches: 70% - 30% - 75%
Branches – 17
• Headquarters in Boca Raton, FL
• Branches in:
• West Palm Beach – Fort Lauderdale MSA
• Orlando MSA
• Jacksonville MSA
Company Highlights
Total Assets - $1,093 million
Gross Loans - $635 million
Total Deposits - $883 million
Financial Highlights

Pro Forma Loan Composition
(1) Pro forma for Gulfstream acquisition excluding purchase accounting adjustments
(2) Excludes purchase accounting adjustments
Source: CSFL Management, FSOF Management
CRE
45%
C&I
14%
Resi RE
33%
C&D
5%
Consumer
& Other
3%
CSFL Loan Composition
MRQ CSFL Yield on Loans: 5.79%
CRE
79%
C&I
4%
Resi RE
12%
C&D
5%
Consumer
& Other
0%
FSOF Loan Composition
MRQ FSOF Yield on Loans: 5.41%
CRE
54%
C&I
12%
Resi RE
28%
C&D
4%
Consumer
& Other
2%
Pro Forma Loan Composition
Dollars in thousands
For the period ended December 31, 2013
Pro Forma CSFL
(1)
FSOF
Pro Forma
(2)
Real Estate - Residential $613,500 33.2% $77,826 12.2% $691,326 27.8%
Real Estate - Commercial 833,185 45.0 502,095 79.0 1,335,280 53.7
Real Estate - Land, Development, & Construction 83,240 4.5 30,276 4.8 113,516 4.6
Commercial & Industrial 267,740 14.5 24,582 3.9 292,322 11.8
Consumer & Other 52,804 2.9 713 0.1 53,517 2.2
Gross Loans & Leases $1,850,468 100.0% $635,492 100.0% $2,485,960 100.0%

Pro Forma Deposit Composition
(1) Pro forma for Gulfstream acquisition excluding purchase accounting adjustments
(2) Excludes purchase accounting adjustments
Source: CSFL Management, FSOF Management
Non-
Interest
Bearing
DDA
32%
NOW,
Money
Market,
and
Savings
49%
Time
Deposits
19%
MRQ CSFL Cost of Deposits: 0.26%
CSFL Deposit Composition
Non-
Interest
Bearing
DDA
23%
NOW,
Money
Market,
and
Savings
49%
Time
Deposits
28%
FSOF Deposit Composition
MRQ FSOF Cost of Deposits: 0.47%
Non-
Interest
Bearing
DDA
30%
NOW,
Money
Market,
and
Savings
49%
Time
Deposits
21%
Pro Forma Deposit Composition
Dollars in thousands
For the period ended December 31, 2013
Pro Forma CSFL
(1)
FSOF
Pro Forma
(2)
Non-Interest Bearing DDA $815,590 32.3% $204,639 23.2% $1,020,229 29.9%
NOW, Money Market, and Savings 1,240,293 49.1 428,738 48.6 1,669,031 49.0
Time Deposits 469,294 18.6 249,355 28.2 718,649 21.1
Total Deposits $2,525,178 100.0% $882,732 100.0% $3,407,910 100.0%

CSFL (52 branches)
FSOF (17 branches)
Jacksonville
Orlando
Clearwater
St Petersburg
Cape Coral
Fort Lauderdale
Hialeah

CenterState
BANKS, INC.

First Southern Bancorp

Improving Market Demographics
17.1%
14.4%
16.4%
10.0%
12.5%
15.0%
17.5%
20.0%
CSFL FSOF Pro Forma
3.38%
3.59%
3.44%
3.00%
3.25%
3.50%
3.75%
CSFL FSOF Pro Forma
Projected Population Growth
(1)
Projected Median HHI Growth
(1)
Note: CSFL pro forma for Gulfstream acquisition; data is deposit weighted by county as of June 30, 2013
(1) Projected growth from 2012 – 2017
Source: SNL Financial LLC
$50,299
$56,409
$51,887
$45,000
$50,000
$55,000
$60,000
CSFL FSOF Pro Forma
Projected 2017 Median HHI

CenterState

BANKS, INC.

www.centerstatebanks.com